U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 of 15(d) of the Securities
                              Exchange Act of 1934

                         Date of Report: March 25, 2003
                        (Date of earliest event reported)

      As filed with the Securities and Exchange Commission on June 2, 2003
                           Registration No. 333-74992
               --------------------------------------------------

                           GRAVITY SPIN HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

         Nevada                           7380                  98-0351859
(State or other jurisdiction  (Primary Standard Industrial   (I.R.S.Employer
of incorporation                 Classification Number)   Identification Number)
or organization)

            101 Convention Centre Drive, STE 700 Las Vegas, NV 89109
                               (registered office)

                   30 Eglinton Avenue West, Suite 720, Box 72
                      Mississauga, Ontario, Canada L5R 3E7
                     Tel (905) 602-5229  Fax (905) 507-1761


ITEM 5.   OTHER EVENTS

On March 25, 2003, the Registrant received a new trading symbol - "GRVS.OB" - under which the Registrant's securities trade.

On May 26, 2003 the Registrant created a new subsidiary named Gravity Spin Event Marketing Inc. an Ontario, Canada corporation, to pursue opportunities in the event marketing industry in Ontario.

Further on June 2, 2003, through an Extraordinary Shareholders Resolution dated May 28, 2003, approved the sale of the Gravity Spin Inc., the operating subsidiary of Gravity Spin Holdings Inc., for total proceeds of $6.57 ($9.00 Canadian), to Doral EZ Investments and Mr. Bruce Turner.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


GRAVITY SPIN HOLDINGS, INC.

/s/ Bruce Turner
---------------------------------------
(Signature)

Bruce Turner
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(Name)

CEO, CFO, President & Secretary
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(Position)

June 4, 2003
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(Date)